                                                                  EXHIBIT 10.03

                                SECOND AMENDMENT
                   TO REVOLVING CREDIT AND SECURITY AGREEMENT

        THIS AMENDMENT is made and entered into as of December 8, 1995 by and between DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Nebraska corporation (the "Borrower"), and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (the "Lender").

                              W I T N E S S E T H:

        WHEREAS, Dynamic Healthcare Technologies, Inc., a Florida corporation, merged into its parent corporation, Terrano Corporation, a Nebraska corporation, which changed its name to Dynamic Healthcare Technologies, Inc.; and

        WHEREAS, the Borrower has certain outstanding obligations to Lender pursuant to the terms of a revolving line of credit loan in the principal amount of up to $3,500,000.00 (the "Loan"), evidenced, among other things, by a Revolving Credit and Security Agreement, dated October 12, 1994, as amended February 9, 1995 (the "Credit Agreement") and a Revolving Line of Credit Promissory Note, dated October 12, 1994, made by Borrower in favor of Lender (the "Note"); and

        WHEREAS, Borrower and Lender desire to make certain modifications to the Loan, the Credit Agreement and the Note as described below.

        NOW, THEREFORE, in consideration of the premises and the mutual convenants and agreements set forth below, the parties hereto agree as follows:

        1. The Loan shall be changed from a revolving loan up to the maximum principal amount of $3,500,000.00 to a term loan in the amount of $2,800,000.00. The Revolving Credit and Security Agreement, shall hereinafter be entitled "Credit and Security Agreement" and referred to herein as the "Credit Agreement."

        2. In Section 1.1. of the Credit Agreement, the definitions of "Advance," "Advance Date," "Advance Request," "Borrowing Base," "Eligible Accounts," "Maximum Loan Amount" and "special Loan Account" are hereby deleted. In addition, the definition of the term "Collateral" shall be revised to include Inventory, the term "Loan" shall mean the Term Loan identified in Section 3.1 of the Credit Agreement ("Term Loan"), the term "Advance Requests" shall be deleted from the definition of the term "Loan Documents," and the term "Note" shall mean the renewal promissory note, as defined in Section 3.1 ("Term Loan"), and all modifications, extensions and renewals thereof.

        3. In Section 2 of the Credit Agreement, delete "and as of the Advance Date of any Advance by the Lender to the Borrower."

        4. The last sentence of Section 2.13 of the Credit Agreement is hereby deleted.

        5. Section 3 of the Credit Agreement is amended to provide in its entirety as follows:

                3.1 Amount of Loan. Subject to the terms and conditions of this Credit and Security Agreement, the Lender hereby agrees to make a term loan to the Borrower in the amount of TWO MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($2,800,000.00) as evidenced by a renewal promissory note in such amount of even date herewith (the "Note").

                3.2 Accrual of Interest. Interest shall accrue daily on the Note at Lender's Prime Rate, plus 2%. Interest shall accrue on the basis of the actual number of days elapsed in a year of 360 days.

                3.3 Payments of Principal and Interest. Principal and interest on the Note shall be payable as follows:

                        (a) Borrower shall make fixed consecutive monthly payments of principal and interest in the amount of $29,910.97 each on the first day of each month for a period of 27 months with the first such payment due on January 1, 1996; and

                        (b) A balloon payment equal to the remaining unpaid principal balance, and accrued interest on the Note, shall be due and payable on March 31, 1998.

                3.4 Collateral. The Loan shall be secured by the Collateral.

        6.      Section 4 of the Credit Agreement is hereby deleted.

        7. Section 5.6(a) of the Credit Agreement is amended to provide as follows:

                        (a)  Periodic Borrowing Base Reports.

                             (i) Within fifteen (15) days of the end of each month (or more frequently if required by Lender), a report listing billed and unbilled Accounts of the Borrower as of the last Business Day of such month, which shall include the amount and age of each Account, the name and mailing address of each Account Debtor and such other information as the Lender may require, all in reasonable detail and in form acceptable to the Lender, and

                (ii) within fifteen (15) days of the end of each quarter (or more frequently if required by Lender), a summary of Accounts in the form attached hereto as Exhibit 5.6A.

        8. In Section 5.7 of the Credit Agreement, delete "in excess of an aggregate of $200,000.00."

        9. The first sentence and the last sentence (boldface on pages 17-18) of Section 6.2 of the Credit Agreement are hereby deleted.

        10. In Section 8.3 of the Credit Agreement, delete "or the making of any Advance" in the fourth to last line thereof.

        11. In Section 8.4 of the Credit Agreement, the addresses of Lender and Borrower are amended as follows:

             The Lender:       First Union National Bank of Florida
                               800 North Magnolia Avenue
                               Special Assets Division (FL 2202)
                               Post Office Box 1000
                               Orlando, Florida 32802

            The Borrower:      Dynamic Healthcare Technologies, Inc.
                               101 Southall Lane, Suite 210
                               Maitland, Florida 32751
                               Attention: Mitchel J. Laskey, President

                               and


                               Richard Bernstein, Esquire
                               Cohen, Berke, Bernstein, Brodie, Kondell & Laszlo 2601 South Bayshore Drive, 19th Floor
                               Coconut Grove, Florida 33133

        12.  Exhibits 1.1B and 3.3 to the Credit Agreement are hereby deleted.

        13. Paragraph 4 of Exhibit 1.1C to the Credit Agreement is hereby deleted.

        14. Exhibit 2.4 to the Credit Agreement is hereby amended to provide in its entirety as follows:

                a. Russell Hospital Corp. vs. James A. Terrano and Dynamic Healthcare Technologies, Inc. (CV95-126), Circuit Court Tallapoosa, Alabama.

                b. Terrano Corp. vs. James Terrano (Docket 522), District Court, Lancaster County, Nebraska.

                c. Debra Larson vs. Terrano (Docket 525), District Court, Lancaster County, Nebraska.

                d. James Terrano vs. Terrano Corporation (Docket 525), District Court, Lancaster County, Nebraska.

                e. SEC order in the Matter of Terrano Corp. (D-2006), April 25, 1995.

        15. In Exhibit 2.9 to the Credit Agreement, the references to Terrano Corporation are hereby deleted. Borrower's Florida business address is amended to be: 101 Southall Lane, Suite 210, Maitland, Florida 32751. The reference to Borrower's Nebraska place of business is hereby deleted.

        16.     Exhibit 2.17 of the Credit Agreement is amended to state "None."

        17. Exhibit 5.9 of the Credit Agreement is amended to list the following:

                Dividends are permitted on (i) up to 1,055,938 shares of 9% Series A Cumulative Convertible Preferred Stock and (ii) up to 4,384,375 shares of 9% Series B Cumulative Convertible Preferred Stock at an annual rate of $.0072 per share so long as there is no Default under this Credit Agreement as defined in Section 6.1 hereof.

        18. The second sentence of Section 5.19 of the Credit Agreement is hereby deleted.

        19. Exhibit 5.26 of the Credit Agreement is amended to delete Paragraph 1 thereof in its entirety.

        20. Borrower hereby reaffirms to Lender each of Borrower's representations, warranties, covenants and agreements set forth in the Credit Agreement with the same force and effect as if each were fully restated herein and made as of the date hereof, and Borrower hereby certifies to Lender that there is currently existing no Event of Default under the Credit Agreement.

        21. Borrower hereby acknowledges and certifies to Lender that, as of the date hereof, there are no counterclaims, defenses or offsets whatsoever against Lender with respect to the Credit Agreement or with respect to the documents, instruments, and agreements related to the Credit Agreement.

        22. Borrower agrees to pay at closing all costs and expenses of Lender in connection with the preparation, execution and delivery hereof, including its reasonable attorneys' fees. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Second Amendment to Credit Agreement, the Credit Agreement and any other agreements, instruments and documents related thereto, and Borrower agrees to hold Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in paying or omission to pay any such taxes or fees. Further, Borrower agrees to pay at closing the cost of an appraisal ordered by Lender of Borrower's furniture, fixtures and equipment in the amount of $1,500.00. A copy of such appraisal shall be provided to Borrower.

        23. Borrower agrees to provide to Lender a quarterly report summarizing customer contracts in form and content acceptable to Lender. Such report shall include, without limitation, the following information: name of customer, address, phone number, services provided and to be provided, contract price, amount billed and payment received to date.

        24. Borrower hereby agrees that an Event of Default under the Credit Agreement, as it may be modified or extended, shall constitute an Event of Default under that certain Application and Agreement for Irrevocable Standby Letter of Credit between Borrower and Lender, for an Irrevocable Standby Letter of Credit in the amount of $100,000 for the benefit of John Alden Life Insurance Company (the "Letter of Credit Agreement"), and that an Event of Default under the Letter of Credit Agreement shall constitute an Event of Default hereunder. Further, Borrower agrees that the Collateral which secures its obligations hereunder shall also secure its obligations under the Letter of Credit Agreement, and that the Property of Borrower which secures its obligations under the Letter of Credit Agreement shall also secure its obligations under the Credit Agreement.

        25. This Second Amendment to Credit Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

        26. Except to the extent modified by this Second Amendment to Credit Agreement, the Credit Agreement and any other document, instrument or agreement related to the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

        IN WITNESS WHEREOF, the parties have caused this Second Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized to be effective as of the date first above written.


Signed, sealed and delivered in       BORROWER:
the presence of:
                                      DYNAMIC HEALTHCARE
                                      TECHNOLOGIES, INC., a Nebraska
                                      corporation



                                      By: /s/ Mitchel J. Laskey
- -------------------------------           --------------------------------
Printed Name:                                 Mitchel J. Laskey, President
              -----------------
                                                      [CORPORATE SEAL]

- -------------------------------
Printed Name:
              -----------------


                                      LENDER:

                                      FIRST UNION NATIONAL BANK OF
                                      FLORIDA, a national banking association



                [SIG]                 By: /s/ L. Anthony Holmes
- --------------------------------          ----------------------------------
Printed Name:   [ILLEGIBLE]                   L. Anthony Holmes, Vice President
              ------------------

                [SIG]                                 [OFFICIAL SEAL]
- --------------------------------
Printed Name:   [ILLEGIBLE]
              ------------------

STATE OF FLORIDA
         -------
COUNTY OF ORANGE
          ------

        The foregoing instrument was executed and acknowledged before me this ____ day of December, 1995, by MITCHEL J. LASKEY, the President of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Nebraska corporation, on behalf of the corporation. (notary must check applicable box)

[X]     is/are personally known to me.

[ ]     produced a current Florida driver's license as identification.

[ ]     produced __________________________________ as identification.


{Notary Seal must be affixed}   /s/ Marie E. Connor
                                ------------------------------------------------
                                Signature of Notary


                                Marie E. Connor
                                ------------------------------------------------
                                Name of Notary (Typed, Printed or Stamped)


                                Commission Number (if not legible on seal):

                                ------------------------------------------------

                                My Commission Expires (if not legible on seal):

                                ------------------------------------------------


                                                 [NOTARY SEAL]

STATE OF FLORIDA
         -------
COUNTY OF ORANGE
          ------

        The foregoing instrument was executed and acknowledged before me this 18th day of December, 1995, by L. ANTHONY HOLMES, a Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the association. (notary must check applicable box)

[ ]     is/are personally known to me.

[X]     produced a current Florida driver's license as identification.

[ ]     produced __________________________________ as identification.


{Notary Seal must be affixed}   /s/ Margaret E. Beckemeier
                                ------------------------------------------------
                                Signature of Notary


                                Margaret E. Beckemeier
                                ------------------------------------------------
                                Name of Notary (Typed, Printed or Stamped)


                                Commission Number (if not legible on seal):

                                ------------------------------------------------

                                My Commission Expires (if not legible on seal):

                                ------------------------------------------------


[NOTARY SEAL]

                                  EXHIBIT 5.6A

                              SUMMARY OF ACCOUNTS

To:  National Bank of Florida, N.A. (the "Bank")

Certificate Number
                  -------------------------------
Certificate as of date
                      ---------------------------
Last certificate as of date
                           ----------------------

We certify that the following figures accurately represent the entire amount of billed Accounts and contracts receivable (also known as unbilled Accounts) owing to the undersigned and that such amounts continue to be pledged to you as collateral security for all amounts owed by the undersigned to the Bank under the Credit and Security Agreement dated October 12, 1994, as amended, or otherwise, free and clear of all liens and encumbrances except in your favor.

        A.  Total Billed Accounts                                   $_________

        B.  Less Balance Due IBM arising from the sale
            of IBM equipment                                        $_________

        C.  Less Accounts 91 Days or More Past Due                  $_________

        D.  Total Net Billed Accounts (A-B-C)                       $_________

        E.  Total Contracts Receivable (Net of any Accounts
            contained in A, B, or C above)                          $_________

        f.  Total Net Accounts/Contracts Receivable (D & E)         $_________

The above information is hereby certified to be true and correct as of the date indicated. This report is to be given to the Bank on a quarterly basis.


DYNAMIC HEALTHCARE TECHNOLOGIES, INC.


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------
Date:
     ---------------------------------